EXHIBIT 99.1

Lakeland Bancorp Announces Strong 3rd Quarter Earnings

OAK RIDGE, N.J., Oct. 26, 2017 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income of $13.7 million for the three months ended September 30, 2017 compared to $11.3 million for the same period in 2016.  For the three months ended September 30, 2017, diluted earnings per share (“EPS”) of $0.29 increased 16% from $0.25 for the same period in 2016.  For the third quarter of 2017, return on average assets was 1.03%, return on average common equity was 9.48%, and return on average tangible common equity was 12.51%.

For the nine months ended September 30, 2017, the Company reported net income of $39.4 million, compared to $29.6 million for the same period in 2016.  Over the same period, the Company reported diluted EPS of $0.82 in 2017 compared to $0.69 in 2016.  Year-to-date 2017, return on average assets was 1.01%, return on average common equity was 9.33%, and return on average tangible common equity was 12.38%.

Thomas Shara, Lakeland Bancorp’s President and CEO, commented on the Company’s quarterly results, “We are pleased with our continued strong quarterly financial metrics as demonstrated by our enhancements in net income, earnings per share, return on assets, return on equity, efficiency ratio and asset quality.  We continue to grow our Bank by generating new customers with our relationship banking philosophy and providing best in class customer service.”

The following represents performance highlights and significant events as of or for the third quarter of 2017:

  Net income of $13.7 million increased from $13.4 million in the second quarter of 2017 and $11.3 million in the third quarter of 2016.
  Return on average assets of 1.03% grew from 1.02% in the second quarter of 2017 and 0.94% in the third quarter of 2016.
  The efficiency ratio of 51.72% improved from 52.64% in the second quarter of 2017 and 53.35% in the third quarter of 2016.
  Tangible book value per share rose to $9.25 at September 30, 2017, a 14.6% increase from $8.07 at September 30, 2016.
  Net interest margin of 3.39% fell slightly from 3.41% in the second quarter of 2017 and 3.45% in the third quarter of 2016.
  Total deposits grew $129.8 million, or 3.1%, during the third quarter of 2017 and $415.3 million, or 10.5%, since September 30, 2016.
  Total loans and leases grew $38.6 million, or 1.0%, during the third quarter of 2017 and $298.4 million, or 7.9%, since September 30, 2016.
  On October 24, 2017, the Company declared a cash dividend of $0.10 per share to be paid on November 15, 2017 to stockholders of record as of November 6, 2017.

Earnings
Net income for the third quarter of 2017 was $13.7 million, a 21% increase compared to $11.3 million for the same period in 2016.  Excluding merger related expenses incurred in the third quarter of 2016, this increase was 11%.

Year-to-date net income for 2017 was $39.4 million, a 33% increase compared to $29.6 million for the same period in 2016.  After excluding merger related expenses incurred in 2016, this increase was 22%.

Net Interest Income
Net interest income for the third quarter of 2017 was $42.1 million, compared to $38.5 million for the same period in 2016 due to the organic growth of earning assets.  Year-to-date net interest income for 2017 was $122.9 million, as compared to $107.5 million for the same period in 2016.  For 2017, year-to-date total interest income increased due to higher interest earning assets from organic growth and the merger with Harmony Bank in July 2016 (the “merger”).  For 2017, year-to-date total interest expense increased primarily due to increased deposits related to the merger, continued organic deposit growth coupled with higher CD rates in the third quarter of 2017 due to market competition and the impact of the additional interest expense from the subordinated debt offering in September 2016.

Noninterest Income
Noninterest income totaled $5.5 million for the third quarter of 2017 compared to $6.4 million for the same period in 2016.  This decrease was primarily due to $0.9 million in death benefits received on bank owned life insurance in 2016.

Year-to-date 2017 noninterest income totaled $19.7 million compared to $16.2 million for the same period in 2016.  This increase was primarily due to $2.2 million in gains on sales of investment securities in the first quarter of 2017, $0.9 million in gains on sales of three former branches during 2017, $0.3 million gain on the payoff of an acquired loan in 2017 and a $0.2 million increase on the sales of other real estate owned in 2017, partially offset by $0.9 million in death benefits received on bank owned life insurance in 2016 and a $0.3 million decline in gains on sales of loans during 2017.

Noninterest Expense
Noninterest expense totaled $24.8 million for the third quarter of 2017 compared to $26.0 million for the same period in 2016.  Excluding $1.7 million in merger related expenses incurred in 2016, noninterest expense would have increased $0.5 million due to additional salary and employee benefit expense, partially offset by a $0.3 million reduction in the cost of FDIC insurance.

Year-to-date 2017 noninterest expense totaled $78.7 million compared to $75.1 million for the same period in 2016.  During 2017, the Company incurred long-term debt prepayment penalties of $2.8 million, and during 2016, the Company incurred $4.1 million in merger related expenses.  Excluding these one-time items, the resulting $4.8 million net increase in noninterest expense was primarily due to $3.8 million in increased salary and employee benefit expense related to additional headcount from the merger as well as supplementing the operating infrastructure of the Company.  In addition, other expenses increased by $0.7 million primarily due to higher legal, correspondent, audit and consulting fees.

Financial Condition
For the nine months ended September 30, 2017, total assets increased $306.4 million, or 6%, to $5.40 billion as total loans and leases grew $219.0 million, or 6%, to $4.09 billion, investment in bank owned life insurance grew $34.4 million, or 48%, to $106.8 million and investment securities increased $25.7 million, or 3%, to $795.1 million.  On the funding side, total deposits grew $264.2 million, or 6%, to $4.36 billion while borrowings increased $13.4 million, or 3%, to $435.4 million.  As of September 30, 2017, total loans and leases to total deposits was 93.9%.

Asset Quality
At September 30, 2017, non-performing assets totaled $14.7 million (0.27% of total assets) compared to $21.5 million (0.42% of total assets) at December 31, 2016.  Non-accrual loans and leases as a percent of total loans and leases decreased to 0.33% at September 30, 2017 from 0.53% at December 31, 2016.  The allowance for loan and lease losses increased to $33.9 million at September 30, 2017, and represented 0.83% of total loans and leases.  For the nine months ended September 30, 2017, the Company had net charge-offs of $2.2 million (annualized 0.07% of average loans and leases) compared to $3.4 million (annualized 0.13% of average loans and leases) for the same period in 2016.  The year-to-date provision for loan and lease losses was $4.9 million compared to $3.8 million for the same period in 2016.

Capital
At September 30, 2017, stockholders' equity was $577.1 million compared to $550.0 million at December 31, 2016.   At September 30, 2017, the book value per common share and tangible book value per common share were $12.19 and $9.25 compared to $11.65 and $8.70, respectively, at December 31, 2016.

Forward-Looking Statements
The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, and competition.  Any statements made by the Company that are not historical facts should be considered to be forward-looking statements.  The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures
Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations.  The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets.  These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a relevant measure to compare the operating performance period to period.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.  See accompanying non-GAAP tables.

About Lakeland Bank
Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc. (NASDAQ:LBAI), which has $5.4 billion in total assets. The Bank operates 53 branch offices throughout Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties in New Jersey including one branch in Highland Mills, New York; six New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Newton, Teaneck and Waldwick; and one in New York to serve the Hudson Valley region. Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey.  Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

INCOME STATEMENT
Net interest income	$42,115	$38,518	$122,859	$107,470
Provision for loan and lease losses	(1,827)	(1,763)	(4,872)	(3,848)
Other noninterest income	4,976	5,664	15,788	14,201
Gains (losses) on sales of investment securities	-	-	2,524	370
Gains on sales of loans	478	753	1,347	1,598
Long-term debt prepayment fee	-	-	(2,828)	-
Merger related expenses	-	(1,697)	-	(4,103)
Other noninterest expense	(24,849)	(24,309)	(75,857)	(71,042)
Pretax income	20,893	17,166	58,961	44,646
Provision for income taxes	(7,170)	(5,839)	(19,556)	(15,081)
Net income	$13,723	$11,327	$39,405	$29,565

Basic earnings per common share	$0.29	$0.25	$0.82	$0.69
Diluted earnings per common share	$0.29	$0.25	$0.82	$0.69
Dividends per common share	$0.10	$0.095	$0.295	$0.275
Weighted average shares - basic	47,466	44,439	47,429	42,211
Weighted average shares - diluted	47,692	44,659	47,660	42,390

SELECTED OPERATING RATIOS
Annualized return on average assets	1.03%	0.94%	1.01%	0.88%
Annualized return on average common equity	9.48%	9.10%	9.33%	8.54%
Annualized return on average tangible common equity (1)	12.51%	12.68%	12.38%	11.95%
Annualized return on interest-earning assets	3.93%	3.85%	3.86%	3.86%
Annualized cost of interest-bearing liabilities	0.71%	0.53%	0.65%	0.51%
Annualized net interest spread	3.22%	3.32%	3.22%	3.35%
Annualized net interest margin	3.39%	3.45%	3.38%	3.47%
Efficiency ratio (1)	51.72%	53.35%	53.52%	56.52%
Stockholders' equity to total assets			10.69%	10.17%
Book value per common share			$12.19	$11.22
Tangible book value per common share (1)			$9.25	$8.07
Tangible common equity to tangible assets (1)			8.33%	7.53%

ASSET QUALITY RATIOS			9/30/2017	9/30/2016
Ratio of allowance for loan and lease losses to total loans and leases			0.83%	0.83%
Non-performing loans and leases to total loans and leases			0.33%	0.60%
Non-performing assets to total assets			0.27%	0.50%
Annualized net charge-offs to average loans and leases			0.07%	0.13%

SELECTED BALANCE SHEET DATA AT PERIOD-END			9/30/2017	9/30/2016
Loans and leases			$4,092,893	$3,794,519
Allowance for loan and lease losses			(33,925)	(31,369)
Investment securities			795,096	638,091
Total assets			5,399,481	4,904,291
Total deposits			4,356,996	3,941,742
Short-term borrowings			133,960	29,699
Other borrowings			301,411	398,671
Stockholders' equity			577,081	498,722

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Nine Months Ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Loans and leases	$4,060,838	$3,743,434	$3,993,030	$3,481,053
Investment securities	815,773	606,779	814,392	584,271
Interest-earning assets	4,957,856	4,467,524	4,897,550	4,166,190
Total assets	5,300,191	4,805,381	5,232,283	4,486,979
Noninterest-bearing demand deposits	971,143	895,851	949,474	819,459
Savings deposits	484,982	487,918	489,562	483,140
Interest-bearing transaction accounts	2,206,206	1,988,405	2,247,674	1,816,003
Time deposits	645,333	533,224	587,086	495,278
Total deposits	4,307,664	3,905,398	4,273,796	3,613,880
Short-term borrowings	42,172	35,608	41,211	39,165
Other borrowings	344,775	339,204	323,180	344,859
Total interest-bearing liabilities	3,723,468	3,384,359	3,688,713	3,178,445
Stockholders' equity	574,113	495,343	564,443	462,445

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

INTEREST INCOME
Loans, leases and fees	$44,302	$39,766	$127,453	$109,687
Federal funds sold and interest-bearing deposits with banks	210	142	618	341
Taxable investment securities and other	3,720	2,627	11,137	8,285
Tax exempt investment securities	503	470	1,535	1,300
TOTAL INTEREST INCOME	48,735	43,005	140,743	119,613
INTEREST EXPENSE
Deposits	4,443	2,886	11,561	7,495
Federal funds purchased and securities sold under agreements to repurchase	52	19	160	66
Other borrowings	2,125	1,582	6,163	4,582
TOTAL INTEREST EXPENSE	6,620	4,487	17,884	12,143
NET INTEREST INCOME	42,115	38,518	122,859	107,470
Provision for loan and lease losses	1,827	1,763	4,872	3,848
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	40,288	36,755	117,987	103,622
NONINTEREST INCOME
Service charges on deposit accounts	2,797	2,615	7,926	7,580
Commissions and fees	1,258	1,182	3,549	3,260
Gains on sales of investment securities	-	-	2,524	370
Gains on sales of loans	478	753	1,347	1,598
Income on bank owned life insurance	624	1,303	1,550	2,125
Other income	297	564	2,763	1,236
TOTAL NONINTEREST INCOME	5,454	6,417	19,659	16,169
NONINTEREST EXPENSE
Salaries and employee benefit expense	15,100	14,626	45,613	41,802
Net occupancy expense	2,327	2,372	7,670	7,401
Furniture and equipment expense	2,073	1,876	6,166	5,904
Stationary, supplies and postage expense	404	412	1,419	1,271
Marketing expense	442	429	1,351	1,123
FDIC insurance expense	430	715	1,173	1,986
ATM and debit card expense	546	420	1,504	1,149
Telecommunications expense	380	479	1,156	1,289
Data processing expense	441	518	1,496	1,497
Other real estate owned and other repossessed assets expense	67	(32)	108	33
Long-term debt prepayment fee	-	-	2,828	-
Merger related expenses	-	1,697	-	4,103
Core deposit intangible amortization	104	201	489	532
Other expenses	2,535	2,293	7,712	7,055
TOTAL NONINTEREST EXPENSE	24,849	26,006	78,685	75,145
INCOME BEFORE PROVISION FOR INCOME TAXES	20,893	17,166	58,961	44,646
Provision for income taxes	7,170	5,839	19,556	15,081
NET INCOME	$13,723	$11,327	$39,405	$29,565
EARNINGS PER COMMON SHARE
Basic	$0.29	$0.25	$0.82	$0.69
Diluted	$0.29	$0.25	$0.82	$0.69
DIVIDENDS PER COMMON SHARE	$0.100	$0.095	$0.295	$0.275

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	September 30,	December 31,
(Dollars in thousands)	2017	2016
	(Unaudited)
ASSETS
Cash	$178,905	$169,149
Interest-bearing deposits due from banks	24,012	6,652
Total cash and cash equivalents	202,917	175,801

Investment securities available for sale, at fair value	647,292	606,704
Investment securities held to maturity; fair value of $135,085 at September 30, 2017
and $146,990 at December 31, 2016	135,021	147,614
Federal Home Loan Bank and other membership stocks, at cost	12,783	15,099
Loans held for sale	2,221	1,742
Loans and leases:
Commercial, real estate	3,018,106	2,767,710
Commercial, industrial and other	342,775	350,228
Leases	71,698	67,016
Residential mortgages	329,625	349,581
Consumer and home equity	330,689	339,360
Total loans and leases	4,092,893	3,873,895
Net deferred costs (fees)	(3,720)	(3,297)
Allowance for loan and lease losses	(33,925)	(31,245)
Net loans and leases	4,055,248	3,839,353
Premises and equipment, net	49,699	52,236
Accrued interest receivable	13,592	12,557
Goodwill	136,433	135,747
Other identifiable intangible assets	2,526	3,344
Bank owned life insurance	106,831	72,384
Other assets	34,918	30,550
TOTAL ASSETS	$5,399,481	$5,093,131

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$955,444	$927,270
Savings and interest-bearing transaction accounts	2,681,512	2,620,657
Time deposits $250 thousand and under	549,893	404,680
Time deposits over $250 thousand	170,147	140,228
Total deposits	4,356,996	4,092,835
Federal funds purchased and securities sold under agreements to repurchase	133,960	56,354
Other borrowings	196,539	260,866
Subordinated debentures	104,872	104,784
Other liabilities	30,033	28,248
TOTAL LIABILITIES	4,822,400	4,543,087

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 47,352,714 shares at September 30, 2017
and 47,222,914 shares at December 31, 2016	512,383	510,861
Retained earnings	63,917	38,590
Accumulated other comprehensive gain	781	593
TOTAL STOCKHOLDERS' EQUITY	577,081	550,044
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,399,481	$5,093,131

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Sept 30,	June 30,	Mar 31,	Dec 31,	Sept 30,
(Dollars in thousands, except per share data)	2017	2017	2017	2016	2016

INCOME STATEMENT
Net interest income	$42,115	$41,421	$39,323	$38,179	$38,518
Provision for loan and lease losses	(1,827)	(1,827)	(1,218)	(375)	(1,763)
Other noninterest income	4,976	5,655	5,157	4,636	5,664
Gains (losses) on sales of investment securities	-	(15)	2,539	-	-
Gains on sales of loans	478	471	398	525	753
Long-term debt prepayment fee	-	-	(2,828)	-	-
Merger related expenses	-	-	-	-	(1,697)
Other noninterest expense	(24,849)	(25,366)	(25,642)	(24,772)	(24,309)
Pretax income	20,893	20,339	17,729	18,193	17,166
Provision for income taxes	(7,170)	(6,969)	(5,417)	(6,240)	(5,839)
Net income	$13,723	$13,370	$12,312	$11,953	$11,327

Basic earnings per common share	$0.29	$0.28	$0.26	$0.26	$0.25
Diluted earnings per common share	$0.29	$0.28	$0.26	$0.26	$0.25
Dividends per common share	$0.10	$0.100	$0.095	$0.095	$0.095
Dividends paid	$4,775	$4,775	$4,527	$4,265	$4,261
Weighted average shares - basic	47,466	47,465	47,354	45,002	44,439
Weighted average shares - diluted	47,692	47,674	47,623	45,257	44,659

SELECTED OPERATING RATIOS
Annualized return on average assets	1.03%	1.02%	0.97%	0.95%	0.94%
Annualized return on average common equity	9.48%	9.49%	9.02%	9.31%	9.10%
Annualized return on average tangible common equity (1)	12.51%	12.58%	12.04%	12.83%	12.68%
Annualized net interest margin	3.39%	3.41%	3.33%	3.27%	3.45%
Efficiency ratio (1)	51.72%	52.64%	56.36%	56.35%	53.35%
Common stockholders' equity to total assets	10.69%	10.58%	10.63%	10.80%	10.17%
Tangible common equity to tangible assets (1)	8.33%	8.20%	8.20%	8.30%	7.53%
Tier 1 risk-based ratio	10.82%	10.77%	10.73%	10.85%	9.70%
Total risk-based ratio	13.37%	13.32%	13.29%	13.48%	12.40%
Tier 1 leverage ratio	9.07%	8.99%	8.97%	9.07%	8.26%
Common equity tier 1 capital ratio	10.13%	10.06%	10.01%	10.11%	8.94%
Book value per common share	$12.19	$11.99	$11.78	$11.65	$11.22
Tangible book value per common share (1)	$9.25	$9.05	$8.84	$8.70	$8.07

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Sept 30,	June 30,	Mar 31,	Dec 31,	Sept 30,
(Dollars in thousands)	2017	2017	2017	2016	2016

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$4,092,893	$4,054,276	$3,974,718	$3,873,895	$3,794,519
Allowance for loan and lease losses	(33,925)	(32,823)	(31,590)	(31,245)	(31,369)
Investment securities	795,096	830,531	847,833	769,417	638,091
Total assets	5,399,481	5,362,187	5,247,815	5,093,131	4,904,291
Total deposits	4,356,996	4,227,204	4,293,393	4,092,835	3,941,742
Short-term borrowings	133,960	118,487	84,850	56,354	29,699
Other borrowings	301,411	417,093	278,238	365,650	398,671
Stockholders' equity	577,081	567,545	557,642	550,044	498,722

LOANS AND LEASES
Commercial, real estate	$3,018,106	$2,955,596	$2,881,972	$2,767,710	$2,675,154
Commercial, industrial and other	342,775	352,977	342,264	350,228	339,291
Leases	71,698	70,295	67,488	67,016	65,659
Residential mortgages	329,625	337,765	344,890	349,581	370,766
Consumer and home equity	330,689	337,643	338,104	339,360	343,649
Total loans and leases	$4,092,893	$4,054,276	$3,974,718	$3,873,895	$3,794,519

DEPOSITS
Noninterest-bearing	$955,444	$978,668	$924,581	$927,270	$931,385
Savings and interest-bearing transaction accounts	2,681,512	2,682,291	2,809,705	2,620,657	2,471,097
Time deposits	720,040	566,245	559,107	544,908	539,260
Total deposits	$4,356,996	$4,227,204	$4,293,393	$4,092,835	$3,941,742

Total loans and leases to total deposits	93.9%	95.9%	92.6%	94.7%	96.3%

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$4,060,838	$4,011,325	$3,905,216	$3,806,588	$3,743,434
Investment securities	815,773	837,075	790,046	683,986	606,779
Interest-earning assets	4,957,856	4,907,488	4,825,855	4,680,156	4,467,524
Total assets	5,300,191	5,241,155	5,153,893	5,015,439	4,805,381
Noninterest-bearing demand deposits	971,143	954,966	921,770	951,418	895,851
Savings deposits	484,982	492,991	490,777	490,556	487,918
Interest-bearing transaction accounts	2,206,206	2,295,256	2,241,954	2,072,154	1,988,405
Time deposits	645,333	559,665	555,270	539,870	533,224
Total deposits	4,307,664	4,302,878	4,209,771	4,053,998	3,905,398
Short-term borrowings	42,172	52,951	28,358	27,538	35,608
Other borrowings	344,775	291,882	332,750	392,789	339,204
Total interest-bearing liabilities	3,723,468	3,692,745	3,649,109	3,522,907	3,384,359
Stockholders' equity	574,113	565,211	553,782	510,562	495,343

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Sept 30,	June 30,	Mar 31,	Dec 31,	Sept 30,
(Dollars in thousands)	2017	2017	2017	2016	2016

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.33%	4.27%	4.20%	4.19%	4.23%
Taxable investment securities and other	2.09%	2.11%	2.13%	2.00%	2.06%
Tax-exempt securities	2.98%	2.86%	2.78%	2.75%	3.01%
Federal funds sold and interest-bearing cash accounts	1.03%	0.89%	0.85%	0.48%	0.48%
Total interest-earning assets	3.93%	3.88%	3.78%	3.74%	3.85%

LIABILITIES
Savings accounts	0.06%	0.06%	0.06%	0.06%	0.06%
Interest-bearing transaction accounts	0.49%	0.44%	0.38%	0.35%	0.34%
Time deposits	1.03%	0.86%	0.83%	0.84%	0.81%
Borrowings	2.20%	2.30%	2.37%	2.37%	1.71%
Total interest-bearing liabilities	0.71%	0.63%	0.60%	0.62%	0.53%
Net interest spread (taxable equivalent basis)	3.22%	3.25%	3.18%	3.12%	3.32%

Annualized net interest margin (taxable equivalent basis)	3.39%	3.41%	3.33%	3.27%	3.45%
Annualized cost of deposits	0.41%	0.35%	0.32%	0.30%	0.29%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$32,823	$31,590	$31,245	$31,369	$30,667
Provision for loan and lease losses	1,827	1,827	1,218	375	1,763
Charge-offs	(869)	(870)	(1,360)	(795)	(1,273)
Recoveries	144	276	487	296	212
Balance at end of period	$33,925	$32,823	$31,590	$31,245	$31,369

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$285	$(67)	$595	$(87)	$(11)
Commercial, industrial and other	168	44	68	(96)	(30)
Leases	80	92	39	42	40
Residential mortgages	95	169	141	231	385
Consumer and home equity	97	356	30	409	677
Net charge-offs (recoveries)	$725	$594	$873	$499	$1,061

NON-PERFORMING ASSETS
Commercial, real estate	$6,820	$10,240	$10,443	$11,885	$13,068
Commercial, industrial and other	172	378	136	167	39
Leases	110	81	179	153	78
Residential mortgages	4,410	3,857	4,715	6,048	7,264
Consumer and home equity	2,033	1,689	2,270	2,151	2,210
Total non-accrual loans and leases	13,545	16,245	17,743	20,404	22,659
Property acquired through foreclosure or repossession	1,168	1,415	710	1,072	1,918
Total non-performing assets	$14,713	$17,660	$18,453	$21,476	$24,577

Loans past due 90 days or more and still accruing	$9	$20	$-	$10	$10
Loans restructured and still accruing	$11,279	$11,697	$11,553	$8,802	$9,251

Ratio of allowance for loan and lease losses to total loans and leases	0.83%	0.81%	0.79%	0.81%	0.83%
Total non-accrual loans and leases to total loans and leases	0.33%	0.40%	0.45%	0.53%	0.60%
Total non-performing assets to total assets	0.27%	0.33%	0.35%	0.42%	0.50%
Annualized net charge-offs (recoveries) to average loans and leases	0.07%	0.06%	0.09%	0.05%	0.11%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Sept 30,	June 30,	Mar 31,	Dec 31,	Sept 30,
(Dollars in thousands, except per share amounts)	2017	2017	2017	2016	2016

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$577,081	$567,545	$557,642	$550,044	$498,722
Less: Goodwill	136,433	136,433	135,747	135,747	136,392
Less: Other identifiable intangible assets	2,526	2,631	3,149	3,344	3,545
Total tangible common stockholders' equity at end of period - Non-GAAP	$438,122	$428,481	$418,746	$410,953	$358,785

Shares outstanding at end of period	47,353	47,353	47,350	47,223	44,443

Book value per share - GAAP	$12.19	$11.99	$11.78	$11.65	$11.22

Tangible book value per share - Non-GAAP	$9.25	$9.05	$8.84	$8.70	$8.07

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$438,122	$428,481	$418,746	$410,953	$358,785

Total assets at end of period - GAAP	$5,399,481	$5,362,187	$5,247,815	$5,093,131	$4,904,291
Less: Goodwill	136,433	136,433	135,747	135,747	136,392
Less: Other identifiable intangible assets	2,526	2,631	3,149	3,344	3,545
Total tangible assets at end of period - Non-GAAP	$5,260,522	$5,223,123	$5,108,919	$4,954,040	$4,764,354

Common equity to assets - GAAP	10.69%	10.58%	10.63%	10.80%	10.17%

Tangible common equity to tangible assets - Non-GAAP	8.33%	8.20%	8.20%	8.30%	7.53%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$13,723	$13,370	$12,312	$11,953	$11,327

Total average common stockholders' equity - GAAP	$574,113	$565,211	$553,782	$510,562	$495,343
Less: Average goodwill	136,433	135,755	135,747	136,385	136,392
Less: Average other identifiable intangible assets	2,606	3,069	3,276	3,459	3,685
Total average tangible common stockholders' equity - Non-GAAP	$435,074	$426,387	$414,759	$370,718	$355,266

Return on average common stockholders' equity - GAAP	9.48%	9.49%	9.02%	9.31%	9.10%

Return on average tangible common stockholders' equity - Non-GAAP	12.51%	12.58%	12.04%	12.83%	12.68%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$24,849	$25,366	$28,470	$24,772	$26,006
Amortization of core deposit intangibles	(104)	(190)	(195)	(202)	(201)
Long-term debt prepayment fee	-	-	(2,828)	-	-
Merger related expenses	-	-	-	-	(1,697)
Noninterest expense, as adjusted	$24,745	$25,176	$25,447	$24,570	$24,108

Net interest income	$42,115	$41,421	$39,323	$38,179	$38,518
Total noninterest income	5,454	6,111	8,094	5,161	6,417
Total revenue	47,569	47,532	47,417	43,340	44,935
Tax-equivalent adjustment on municipal securities	271	281	275	262	253
(Gains) losses on sales of investment securities	-	15	(2,539)	-	-
Total revenue, as adjusted	$47,840	$47,828	$45,153	$43,602	$45,188

Efficiency ratio - Non-GAAP	51.72%	52.64%	56.36%	56.35%	53.35%

	For the Quarter Ended		For the Nine Months Ended
	Sept 30,	Sept 30,	Sept 30,	Sept 30,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

RECONCILIATION OF EARNINGS PER SHARE
Net income - GAAP	$13,723	$11,327	$39,405	$29,565

NON-ROUTINE TRANSACTIONS, NET OF TAX
Tax deductible merger related expenses	-	893	-	1,915
Non-tax deductible merger related expenses	-	187	-	866
Net effect of non-routine transactions	-	1,080	-	2,781

Net income available to common shareholders excluding non-routine transactions	13,723	12,407	39,405	32,346
Less: Earnings allocated to participating securities	(122)	(114)	(362)	(275)
	$13,601	$12,293	$39,043	$32,071

Weighted average shares - Basic	47,466	44,439	47,429	42,211
Weighted average shares - Diluted	47,692	44,659	47,660	42,390

Basic earnings per share - GAAP	$0.29	$0.25	$0.82	$0.69
Diluted earnings per share - GAAP	$0.29	$0.25	$0.82	$0.69

Basic earnings per share, adjusted for non-routine transactions	$0.29	$0.28	$0.82	$0.76
Diluted earnings per share, adjusted for non-routine transactions (Core EPS)	$0.29	$0.28	$0.82	$0.76

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Nine Months Ended,
	Sept 30,	Sept 30,
(Dollars in thousands)	2017	2016

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$39,405	$29,565

Total average common stockholders' equity - GAAP	$564,443	$462,445
Less: Average goodwill	135,981	128,774
Less: Average other identifiable intangible assets	2,981	3,146
Total average tangible common stockholders' equity - Non-GAAP	$425,481	$330,525

Return on average common stockholders' equity - GAAP	9.33%	8.54%

Return on average tangible common stockholders' equity - Non-GAAP	12.38%	11.95%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$78,685	$75,145

Amortization of core deposit intangibles	(489)	(532)
Long-term debt prepayment fee	(2,828)	-
Merger related expenses	-	(4,103)
Provision for unfunded lending commitments	-	(438)
Noninterest expense, as adjusted	$75,368	$70,072

Net interest income	$122,859	$107,470
Noninterest income	19,659	16,169
Total revenue	142,518	123,639
Tax-equivalent adjustment on municipal securities	827	700
Gains on sales of investment securities	(2,524)	(370)
Total revenue, as adjusted	$140,821	$123,969

Efficiency ratio - Non-GAAP	53.52%	56.52%